SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14 a-11(c) or ss. 240.14a-12

                            HERITAGE BANKSHARES, INC.
                (Name of Registrant as Specified In Its Charter)

 ...............................................................................
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       (1)    Title of each class of securities to which transaction applies:

              .................................................................
       (2)    Aggregate number of securities to which transaction applies:

              .................................................................
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee was calculated and state how it was determined):

              .................................................................
       (4)    Proposed maximum aggregate value of transaction:

              .................................................................
       (5)    Total fee paid:

              .................................................................
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)    Amount Previously Paid:
            .......................................
     (2)    Form, Schedule or Registration Statement No.:
            .......................................
     (3)    Filing Party:
            .......................................
     (4)    Date Filed:
            .........................................

                            HERITAGE BANKSHARES, INC.
                              200 East Plume Street
                             Norfolk, Virginia 23510
                            Telephone (757) 523-2600





                                  April 17, 1998

Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of Heritage Bankshares, Inc. to be held on Tuesday, May 19, 1998, at 10:00 am.

      This year the meeting will be held at the Norfolk Waterside Marriott Hotel, 235 East Main Street, Norfolk, Virginia 23510.

      The purposes of this meeting are set forth in the enclosed proxy statement. In addition, we will present a report on the activities of the Corporation and give you an opportunity to ask questions of your Management and Directors.

      WHETHER OR NOT YOU PLAN TO ATTEND, YOU CAN BE SURE YOUR SHARES ARE REPRESENTED AT THE MEETING BY PROMPTLY COMPLETING, SIGNING AND RETURNING YOUR PROXY FORM.


Sincerely,

/s/ Robert I. Keogh                          /s/ Peter M. Meredith, Jr.

Robert I. Keogh                              Peter M. Meredith, Jr.
President                                    Chairman of the Board

                            HERITAGE BANKSHARES, INC.
                 200 East Plume Street o Norfolk, Virginia 23510
                            Telephone (757) 523-2600
                (Mailing Address of Principal Executive Offices)

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 19, 1998

      The Annual Meeting of the Stockholders of Heritage Bankshares, Inc., will be held at the Norfolk Waterside Marriott Hotel, 235 East Main Street, Norfolk, Virginia, at 10:00 a.m. local time on Tuesday, May 19, 1998, for the following purposes:

          (1) To elect four directors for a term of three years: James A. Cummings, Robert J. Keogh, Peter M. Meredith, Jr., and Harvey W. Roberts, III;

          (2) To ratify the appointment by the Board of Directors of Goodman & Company as independent accountants of the Corporation for the year ending December 31, 1998;

          (3) To transact such other business as may properly come before the meeting.

      Stockholders of record at the close of business on March 19, 1998, are entitled to notice of, and to vote at, the meeting or any adjournment thereof. Be it further advised that Stockholders are simultaneously being furnished with a copy of the Annual Report for the year ending December 31, 1997.

By order of the Board of Directors,


/s/ Robert J. Keogh                         /s/ Peter M Meredith

Robert J. Keogh                             Peter M Meredith
President                                   Chairman of the Board

Norfolk Virginia
April 17, 1998


IMPORTANT NOTICE:
     TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME, AND STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON.

                            HERITAGE BANKSHARES, INC.
                 200 East Plume Street o Norfolk, Virginia 23510
                            Telephone (757) 523-2600

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

      This proxy statement is furnished in connection with the solicitation by the management of Heritage Bankshares, Inc., (hereinafter referred to as the "Corporation"), on behalf of the Board of Directors, of proxies to be voted at the Annual Meeting of Stockholders of the Corporation to be held May 19, 1998, or any adjournment thereof. The cost of this solicitation will be borne by the Corporation. Proxies may be solicited by regular employees at a nominal cost by telephone or visit and brokers and nominees will be reimbursed for their expenses in soliciting proxies from beneficial owners.

      All properly executed proxies in the accompanying form received by the Corporation prior to the meeting will be voted at the meeting in accordance with any direction noted thereon. Any proxy may be revoked at any time before it is exercised.

      As of March 19, 1998, the record date for the determination of stockholders entitled to notice of and to vote at the meeting, there were 794,102 shares of common stock of the Corporation issued and outstanding. Each share is entitled to one vote on all matters which may come before the meeting. The date on which this statement and the enclosed form of proxy are first being sent to stockholders is April 17, 1998.

      The Corporation will provide without charge, on the written request of any stockholder, a copy of its annual report for the fiscal year ended December 31, 1997, or Form 10-K, including the financial statements and the schedules attached thereto, which report has been filed with the Securities and Exchange Commission. Stockholders of record on March 19, 1998, and beneficial owners of such securities should submit requests for such report to Catherine R Jackson, Senior Vice President, Corporate Finance, 1450 South Military Highway, Suite 1, Chesapeake, Virginia 23320.

                    PERSONS OWNING IN EXCESS OF FIVE PERCENT
                           OF OUTSTANDING COMMON STOCK

      Set forth in the table below is information as of March 19, 1998, with respect to persons known to the Corporation to be the beneficial owners of more than five percent of the Corporation's issued and outstanding stock:

                                      Number of Shares
       Name and Address               Beneficially Owned         Percent
       ----------------               ------------------         -------
       L. Steven Gossett                   48,313(1)              6.08%
       5225 Riverwood Road
       Norfolk, Virginia 23502

(1) Mr. Gossett reports that he shares voting and dispositive power ever 31,094 shares of the corporation's common stock with his wife, Diane M. Gossett, and his daughters, Stephanie G Johnson and Nancy G Hence.



                              ELECTION OF DIRECTORS

      The bylaws currently provide for fourteen directors. The terms of James A. Cummings, Robert J. Keogh, Peter M. Meredith, Jr., and Harvey W. Roberts, III, expire at this meeting.

      The Nominating Committee at its meeting on February 12, 1998, recommended the hereinafter listed nominees to serve as directors of the Corporation.

      It is the intention of the persons named in the accompanying form of proxy, unless stockholders specify otherwise by their proxies, to vote for the election of the nominees named below. Although the Board of Directors does not expect that any of the persons named will be unable to serve as a director, should any of them be unable to accept nomination or election, it is intended that shares represented by the accompanying form of proxy will be voted by the proxy holders for such other person or persons as may be designated by the present Board of Directors.

      Certain information concerning the nominees is set forth as furnished by them.


                                                     NOMINEES
                                                                               Shares of the Corporation
                                                                               Owned Beneficially,
                                                                               Directly or Indirectly, on
                                                                               March 19, 1998(1), and %
                                                                               of Outstanding Shares
----------------------------------------------------------------------------------------------------------
    Name                        Age       Principal Occupation
                                          or Employment                        Director     Common
                                          During Last Five Years               Since        Stock
----------------------------------------------------------------------------------------------------------
                                          Class III (to serve until the 2001
                                          Annual Meeting of Stockholders)
                                          -------------------------------

    James A. Cummings            55       Vice President,                       1992         5,138(2)
    2073 Thomas Bishop Lane               Southern Atlantic Label Company, Inc.               0.64%
    Virginia Beach, VA

    Robert J. Keogh              49       President and CEO,                    1989         8,748(3)
    6146 Sylvan Street                    Heritage Bank & Trust                               1.10%
    Norfolk, VA

    Peter M. Meredith, Jr.       46       Chairman and CEO,                     1992        36,950(4)
    5320 Edgewater Drive                  Meredith Construction Company, Inc.                 4.64%
    Norfolk, VA

    Harvey W. Roberts, III       53       Accountant,                           1993        29,079(5)
    7612 North Shore Road                 Roberts and Speece, P.L.C.,                         3.65%
    Norfolk, VA                           Certified Public Accountants

(1) In calculating the number of shares of common stock which are beneficially owned (and thus the percentage of common stock beneficially owned) a person is deemed to own common stock if that person has the right to acquire beneficial ownership of common stock within sixty (60) days through the exercise of any option, warrant or right. or through the conversion of any security.

(2) Includes 1,500 shares owned jointly with his wife. Also includes 1,756 shares owned by Scott & Stringfellow for Mr. Cummings.

(3) Includes 1,335 shares owned jointly with his wife. Also includes 2,051 shares owned by Scott & Stringfellow as an IRA for Mr. Keogh. Does not include 38,100 shares that may be acquired by Mr. Keogh pursuant to the Stock Option Plan for key employees of the corporation. See "compensation Pursuant to Plans." If such shares were included, Mr. Keogh would own 5.89% of the outstanding shares.

(4) Includes 10,060 shares held as Meredith Realty company, L.L.C., 9,455 shares held as Pomar Holding, L.L.C. and 3,000 shares held as Meredith Realty Associates. Also includes 8,203 shares owned by Davenport & Company for Mr. Meredith.

(5) Includes 15,455 shares owned by his wife and 3,000 shares owned jointly with his wife. Also includes 2,112 shares owned by Scott & Stringfellow, 257 shares as an IRA for Roberts and Speece. P.L.C., Certified Public Accountants,



                                              OTHER DIRECTORS
                                                                               Shares of the Corporation
                                                                               Owned Beneficially,
                                                                               Directly or Indirectly, on
                                                                               March 19, 1998, and %
                                                                               of Outstanding Shares
----------------------------------------------------------------------------------------------------------
    Name                        Age       Principal Occupation
                                          or Employment                        Director     Common
                                          During Last Five Years               Since        Stock
----------------------------------------------------------------------------------------------------------
    Lisa F. Chandler             43       Executive Vice President,             1997           200(1)
    6127 Studeley Avenue                  Nancy Chandler Associates, Inc.                     0.03%
    Norfolk, VA

    F. Dudley Fulton             49       President/CEO,                        1991         2,700
    5306 Lakeside Avenue                  Henderson & Phillips Insurance                      0.34%
    Virginia Beach, VA

    Henry U. Harris, III         46       President,                            1992        26,405(2)
    1503 North Shore Road                 Virginia Investment Counselors, Inc.                3.31%
    Norfolk, VA

    Stephen A. Johnsen           52       President,                            1988         1,968
    401 College Place, Unit 1             Flagship Group, LTD.                                0.25%
    Norfolk, VA

    Gerald L. Parks              64       Chairman and CEO,                     1987         5,195(3)
    27307 Evergreen Lane                  Capes Shipping Agencies, Inc.                       0.65%
    Harborton, VA

    Ross C. Reeves               49       Attorney,                             1994         4,142(4)
    1068 Algonquin Road                   Willcox & Savage, P.C.                              0.52%
    Norfolk, VA

(1)  Shares owned jointly with her husband.

(2) Includes 3,555 shares owned by his wife. Also includes 4,240 shares held as custodian for others, and 3,700 shares held in trust.

(3)  Includes 4,614 shares owned jointly with his wife.

(4)  Includes 3,142 shares held as custodian for others.

                COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

      The Corporation has a standing Compensation Committee and a specially appointed Nominating Committee. The members of the Nominating Committee are Henry U. Harris, III, Chairman, Ross C. Reeves, Harvey W. Roberts, III, Peter M. Meredith, Jr., and Robert J. Keogh. The Executive Committee of the Corporation periodically performs certain duties that the Nominating Committee would perform. The Nominating Committee will receive and consider nominations recommended by the Stockholders provided: (a) the nominations are made in writing, (b) the nominee is notified in advance of such recommended nomination, and (c) the nominee agrees in advance to serve if elected.

      The members of the Executive Committee appointed in 1997 and still serving in that capacity are Peter M. Meredith, Jr., Chairman, Henry U. Harris, III, Stephen A. Johnsen, Harvey W. Roberts, III, and Robert J. Keogh. The Corporation has an Audit Committee which reviews the audits of the Corporation and its subsidiary bank and the examination reports received from bank regulatory agencies and reports to the Board of Directors of the Corporation. During the year ended December 31, 1997, there were one or more meetings of each of these Committees. The 1997 Corporation's Audit Committee members were Harvey W. Roberts, III, Chairman, Henry U.
Harris, III, and Ross C. Reeves.

      The Board of Directors held twelve meetings during the year ending December 31, 1997. During such year each of the Directors attended at least 75 percent of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which they served.

                       COMPENSATION OF EXECUTIVE OFFICERS

      The  table  below  shows  the  compensation   paid  by  the  wholly  owned
subsidiaries in 1997 to each of the Corporation's executive officers;

                                        SUMMARY COMPENSATION TABLE
                                          ANNUAL COMPENSATION(1)
         (a)             (b)       (c)             (d)           (e)             (f)            (g)
      Name and                                                  Other                           All
      Principal                                                 Annual                         Other
      Position           Year    Salary           Bonus     Compensation       Options      Compensation
----------------------------------------------------------------------------------------------------------
   Robert J. Keogh       1997    $94,725         $34,800       $4,800            -0-            -0-
   President, Chief      1996    $93,450         $23,700       $4,800            -0-            -0-
   Executive Officer     1995    $93,000         $14,000       $3,125          36,000(2)        -0-

(1)  No compensation earned in 1997 was deferred.

(2) During 1995 options were granted to purchase common stock of the Corporation at the option price ranging From $6.50 per share to $9.50 per share. See "Compensation Pursuant to Plans." Mr. Keogh exorcised 5,600 options during 1997.

                          COMPENSATION COMMITTEE REPORT
                    CONCERNING EXECUTIVE COMPENSATION POLICY

      The overall goal of the Corporation's Compensation Policy is to motivate, reward and retain our key executive officers. We believe this should be accomplished through an appropriate combination of competitive base salaries and both short term and long term incentives.

      To achieve these goals, the Compensation Committee examined a number of factors to determine the compensation of executive officers. These include:

      (1)The Corporation's overall performance during the fiscal year with due consideration for economic conditions, the general business environment in which it operates, and other factors deemed pertinent.

      (2)Individual performance and contributions towards the Corporation's annual profit plan and the Corporation's long term goals of safety and soundness, earnings and asset growth and asset quality and other objectives established from time to time.

      (3)Compensation levels of corresponding positions at other peer group companies, defined as other banking companies of comparable size, and particularly those which operate in the same markets served by the Corporation.

      With particular reference to compensation of the Corporation's Chief Executive Officer, in addition to the previously stated factors, the Committee reviewed the performance of the Corporation measured by such criteria as profitability as measured by the Corporation's return on average assets and return on stockholders' equity, asset quality, capital strength, asset growth, growth in earnings per share of common stock, and the Corporation's stock price as measured by its market price in relation to book value.

      This report has been prepared by members of the Compensation Committee of the Board of Directors. Members of this Committee are

                                   F. Dudley Fulton, Chairman
                                   Stephen A. Johnsen
                                   Peter M. Meredith, Jr.
                                   Gerald L. Parks

                         COMPENSATION PURSUANT TO PLANS

      EMPLOYEE STOCK OPTION PLAN. As of December 31, 1997, stock options for 99,850 shares are outstanding and, of these shares, 67,913 are exercisable. Options are granted and are exercisable at option prices ranging from $4.60 to $9.50 per share.

      DEFERRED COMPENSATION PLAN. In 1985, the Bank entered into a deferred compensation and retirement arrangement with certain key directors and officers. The Corporation's policy is to accrue the estimated amounts to be paid under the contracts over the expected period of active employment. The Bank has purchased life insurance contracts in order to fund the expected liabilities under the contracts.

      In 1990, Robert J. Keogh, President of Heritage Bank & Trust, became a participant in the Heritage Bank & Trust Executive Security Plan. In the event Mr. Keogh dies before he is 65 years old and is fully vested, his beneficiary will receive monthly payments of $4,167 for each of the next 180 months. Upon Mr. Keogh's retirement, he will receive $4,167 per month for each of the next 180 months or until his death, and thereafter, his beneficiary will receive such retirement benefits. The Corporation intends to fund this obligation through insurance. As of December 31, 1997, $51,428 was accrued to reflect the anticipated liabilities under the contract.

      EMPLOYEE STOCK OWNERSHIP PLAN. Effective January 1, 1984, the Board of Directors adopted an Employees' Stock Bonus Plan (the "ESOP"). The ESOP covered substantially all employees, whereby funds contributed were used to purchase outstanding common stock of the Corporation. Contributions to the ESOP were allocated to employees/participants based on their annual compensation. Employee/participant accounts were fully vested as of January 1, 1992. The Corporation made no contribution to the plan for years ending December 31, 1997 and 1996. In October of 1995, the trustees of the ESOP voted to terminate the plan and the participants in the plan were notified of their options concerning distribution of their shares in the plan in accordance with the terms of the ESOP and applicable law. At December 31, 1997, 25,761 of the 25,934 shares in the plan had been distributed.

      401K RETIREMENT PROGRAM. Effective January 1, 1993, the Board of Directors adopted a Retirement Program (the "401K"). The Corporation may contribute cash to the 401K annually, as determined each year by the Board of Directors. Contributions to the 401K are allocated to its participants based on the employee/participants' contributions to the plan. Eligible participants in the 401K include all employees who have completed six months of service (500 hours) beginning with the effective date of the 401K. Benefits will be payable upon separation from service or upon retirement, disability or death. Employees are 20% vested with respect to the benefits under the 401K in two years and the vested percentage is increased annually, reaching 100% after six years. Participants are automatically 100% vested in the 401K upon reaching age 65, death or disability. The Corporation has the right to amend or terminate the 401K. The Corporation accrued $36,000 for a contribution to the plan as of December 31, 1997. The accrued contribution as of December 31, 1996 was $28,000.

      COMPENSATION OF DIRECTORS. Directors of the Corporation and Directors of Heritage Bank & Trust receive $400 for each Board of Directors meeting attended and $100 for each committee meeting attended.

                    TRANSACTIONS WITH DIRECTORS AND OFFICERS

      During the past year, some Directors and Officers of the Corporation and of Heritage Bank & Trust, and their Companies were customers and had borrowing transactions with the Bank in the normal course of business. The firm of Flagship Group, LTD., of which Stephen A. Johnsen, a Director of the Corporation, is President, acts as agent for the purchase of various insurance coverages for the Corporation. The Willcox & Savage P.C. law firm, of which Ross
C. Reeves, a Director of the Corporation, is a member, occasionally provides legal services for the Corporation.

      All outstanding loans and commitments included in such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectibility or present other unfavorable features.

      The Corporation and Bank as set forth above have and expect to have in the future, banking transactions in the ordinary course of their business with their directors, officers, principal stockholders and their associates on substantially the same terms, including interest rates, collateral and repayment terms on extensions of credit as those prevailing at the same time for comparable transactions with others


                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      The Board of Directors, upon recommendation of its Audit Committee, intends to appoint Goodman & Company, One Commercial Place, Suite 800, Norfolk, Virginia 23510, as the firm of independent accountants to examine the financial statements of the Corporation for the current year.

      This firm has served the Corporation as its independent accountants and auditors since March 6, 1986. A representative of the firm will be present at the annual meeting, will have an opportunity to make a statement, if desired, and will be available to respond to appropriate questions.


                              STOCKHOLDER PROPOSALS

      Proposals of stockholders intended to be presented at the next annual meeting must be received by the Secretary of the Corporation no later than December 21, 1998, in order to be included in the proxy materials for the next annual meeting.

                                 OTHER BUSINESS

      If any other matters come before the meeting, not referred to in the enclosed Proxy, including matters incident to the conduct of the meeting, the Proxies will vote the shares represented by the Proxies in accordance with their best judgment. Management is not aware of any other business to come before the meeting as of the date of the preparation of this Proxy Statement.

By Order of the Board of Directors,

/s/ Robert J. Keogh                                  /s/ Peter M. Meredith, Jr.

Robert J. Keogh                                      Peter M. Meredith, Jr.
President                                            Chairman of the Board


Norfolk, Virginia
April 17, 1998

                       PLEASE VOTE-YOUR VOTE IS IMPORTANT

Whether Or Not You Plan To Attend The Meeting, Please Fill In, Sign And Mail The Proxy. It Is Important That You Return Your Proxy As Soon As Possible To Assure That Your Proxy Will Be Voted And To Avoid The Additional Expense Of Further Solicitation.




HERITAGE BANKSHARES, INC.

                               TEAR ON DOTTED LINE
--------------------------------------------------------------------------------

                            HERITAGE BANKSHARES, INC.
                             Norfolk, Virginia 23510
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 19, 1998

      The undersigned hereby appoints E Dudley Fulton, Chairman and James A. Cummings, and each of them as proxies (and if the undersigned is a proxy. as substitute proxies), each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of HERITAGE BANKSHARES. INC.. held of record by the undersigned on Match 19, 1998, at the Annual Meeting of Stockholders to beheld on May 19, 1998. or at any adjournment thereof.

   The Board of Directors Unanimously Recommends a vote for Proposals 1 and 2.

1. ELECTION OF DIRECTORS FOR THE TERMS SPECIFIED IN THE PROXY STATEMENT
   [ ] For all  nominees  listed  below  (except as marked to the contrary below)
   [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

   James A. Cummings, Robert J. Keogh, Peter M. Meredith, Jr., and Harvey W. Roberts, III.

  (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

-------------------------------------------------------------------------------

2. RATIFICATION of selection of Goodman & Company as independent accountants, as proposed in the Proxy Statement.

   [  ] FOR    [  ] AGAINST    [  ]ABSTAIN


                             FOLD ALONG DOTTED LINE
--------------------------------------------------------------------------------

3. In their discretion, the proxies are authorized to vote upon such other business, and matters incident to the conduct of the meeting, as may properly come before the meeting.

   This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

   PLEASE SIGN exactly as your name appears hereon. When shares are held by joint tenants, only one of such persons need sign. when signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                              Please mark. sign. date and return
                                              proxy card promptly.

                                              Date                        , 1998
                                                  ------------------------


                                              ----------------------------------
                                                           Signature

                                              ----------------------------------
                                                           Signature

                                              [  ] Will attend meeting.
                                              [  ] Will NOT attend meeting.

                         HERITAGE BANK & TRUST LOCATIONS


                                 DOWNTOWN OFFICE
                              200 East Plume Street
                             Norfolk, Virginia 23510
                                 Leigh C. Keogh,
                            Branch Operations Manager
                                 (757) 523-2656
                               Fax (757) 626-3933


                             MILITARY CIRCLE OFFICE
                             841 N. Military Highway
                             Norfolk, Virginia 23502
                                Sharon H. Snead,
                                 Branch Manager
                                 (757) 523-2672
                               Fax (757) 523-2677

                                CHESAPEAKE OFFICE
                            1450 5. Military Highway
                           Chesapeake, Virginia 23320
                                Ann Stuart Bugg,
                            Branch Operations Manager
                                 (757) 523-2641
                               Fax (757) 420-2661


                              COLLEY AVENUE OFFICE
                               4815 Colley Avenue
                             Norfolk, Virginia 23508
                                Karen P. Priest,
                                 Branch Officer
                                 (757) 423-5074
                               Fax (757) 423-5127


                                OPERATIONS CENTER
                            1450 S. Military Highway
                           Chesapeake, Virginia 23320
                              Cassandra B. Parker,
                                Customer Service
                                 (757) 523-2602
                               Fax (757) 523-0977